Related Party Transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions
Related Party Transactions

19. Related Party Transactions

In 2018, the Group purchased electronic equipment, software use rights and advertising services amounted to approximately RMB 2.8 million from Jiangsu Jingzhun Digital Information Industry Development Co., Ltd. ("Jiangsu Jingzhun", previously known as "Beijing Venture Glory Information Technology Co.,Ltd.”), whose chairman of board of directors is a co-founder of the Group. In 2020, the Group purchased information and data services  from Jiangsu Jingzhun amounted to approximately RMB 3.0 million . As of December 31, 2019 and 2020, the amount due to Jiangsu Jingzhun were nil and nil, respectively.

In 2018, 2019 and 2020, the Group earned revenue for providing advertising and enterprise value-added services to Jiangsu Jingzhun amounted to approximately RMB 1.0 million, RMB 5.0 million and RMB 0.8 million, respectively. As of December 31, 2019 and 2020, the amount due from Jiangsu Jingzhun were RMB 2.0 million and RMB 58 thousand, respectively.

As of December 31, 2019, there was approximately RMB 1.7 million receivable due from 36Kr Global Holding mainly due to the salary and other expenses the Group paid on behalf of 36Kr Global Holding. In 2020, the Group purchased advertising and information services from 36Kr Global and paid salary and other expenses on behalf of 36Kr Global Holding, which amounted to approximately RMB 1.4 million and RMB 1.5 million, respectively. As of December 31, 2020, the amount due to 36Kr Global Holding was approximately RMB 0.5 million.